Exhibit 99.1

300 Throckmorton Street Fort Worth, TX 76102

KMG Reports Third Quarter 2018 Financial Results

FORT WORTH, Texas—June 11, 2018—KMG (NYSE: KMG), a global provider of specialty chemicals and performance materials, today announced financial results for the fiscal 2018 third quarter ended April 30, 2018.

2018 Third Quarter Financial Highlights

•	Sales increased 45% from the third quarter of last year to a record $118.6 million.
•	GAAP diluted earnings per share doubled to $0.98 from $0.49 per diluted share in the third quarter of fiscal 2017.
•	Adjusted diluted earnings per share[1] was a record $1.10 compared to $0.53 per share reported in the third quarter of last year.
•	GAAP net income increased to $15.6 million, compared to $6.1 million in the third quarter of last year.
•	Adjusted EBITDA[2] was a record $31.5 million, up 125% from $14.0 million in the third quarter of fiscal 2017.
•	Operating cash flow increased to a record $21.5 million, compared to $7.9 million in the third quarter of fiscal 2017.

“KMG achieved outstanding third quarter results, driven by strong organic growth in both our electronic chemicals and performance materials segments, as well as a significant contribution from the acquisition of Flowchem,” said Chris Fraser, KMG chairman and CEO. “Consolidated sales grew 45% year-over-year and 4% sequentially to $118.6 million, setting another quarterly record for KMG. Adjusted EBITDA and adjusted diluted earnings per share also reached record levels, reflecting product volume growth and continued efficiency improvements across our global operations.”

Mr. Fraser continued, “Third quarter sales in our electronic chemicals segment increased 10% year-over-year to a record $74.7 million, benefiting from product volume growth in each of our major geographic regions. Despite higher freight costs, segment operating income grew 28% year-over-year to $10.9 million, aided by increased product volume, operating efficiencies and a favorable product mix.

“Our performance materials segment also generated record results, with third quarter sales increasing 10% on a sequential basis and more than tripling year-over-year to $44 million. Supported by our global capabilities and innovative technology, our pipeline performance business generated strong growth, with favorable energy market dynamics contributing to increased demand for our products and solutions that optimize pipeline throughput and maximize performance and safety. We also experienced continued growth in our wood treating chemicals business, which provides products essential to preserve North America’s expansive wood-based utility pole infrastructure. Overall, performance materials segment operating income grew to $16 million, a new quarterly record for this segment.”

1 Non-U.S. GAAP measure. See Table 2 for reconciliation.

2 Non-U.S. GAAP measure. See Tables 1 and 1A for reconciliation.

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG

Mr. Fraser concluded, “Considering our strong financial performance through the first nine months of fiscal 2018, as well as our expectations for continued growth in the fourth quarter of our fiscal year, we are increasing our fiscal 2018 sales forecast to $455-465 million, from $445-455 million previously, and increasing our fiscal 2018 adjusted EBITDA guidance to $118-120 million, from $114-118 million.”

Consolidated results

Third quarter	Fiscal 2018		Fiscal 2017
Dollars in thousands, except EPS	As Reported	Adjusted	As Reported	Adjusted
	(GAAP)	(non-GAAP)[3]	(GAAP)	(non-GAAP)[4]
Net sales	$118,647	$118,647	$81,616	$81,616
Operating income	23,953	27,230	9,367	10,001
Operating margin	20.2%	23.0%	11.5%	12.3%
Net income	15,645	17,459	6,067	6,479
Diluted earnings per share	$0.98	$1.10	$0.49	$0.53

Nine months ended April 30	Fiscal 2018 YTD		Fiscal 2017 YTD
Dollars in thousands, except EPS	As Reported	Adjusted	As Reported	Adjusted
	(GAAP)	(non-GAAP)[5]	(GAAP)	(non-GAAP)[6]
Net sales	$343,162	$343,162	$237,182	$237,182
Operating income	65,763	75,749	27,087	28,671
Operating margin	19.2%	22.1%	11.4%	12.1%
Net income	46,832	45,205	18,293	19,323
Diluted earnings per share	$3.16	$3.05	$1.50	$1.58

3 Non-U.S. GAAP measure. See Tables 2 and 2A for reconciliation.

4 Non-U.S. GAAP measure. See Tables 2 and 2A for reconciliation.

5 Non-U.S. GAAP measure. See Tables 2 and 2A for reconciliation.

6 Non-U.S. GAAP measure. See Tables 2 and 2A for reconciliation.

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG

Business segment results

Electronic Chemicals	Third Quarter	Third Quarter	Nine Months	Nine Months
Dollars in thousands	Fiscal 2018	Fiscal 2017	Fiscal 2018	Fiscal 2017
	As Reported	As Reported	As Reported	As Reported
	(GAAP)	(GAAP)	(GAAP)	(GAAP)
Net sales	$74,669	$68,141	$222,401	$204,829
Operating income	10,889	8,509	34,877	26,153
Operating margin	14.6%	12.5%	15.7%	12.8%

For the third fiscal quarter, the Electronic Chemicals segment reported:

•	Sales of $74.7 million, up 10% from the third quarter of fiscal 2017. The gain in sales reflected product volume growth in all geographic regions and a more favorable product mix.
•

Operating income of $10.9 million, up 28% from $8.5 million in the same period of fiscal 2017. Operating income increased due to product volume growth, operational efficiencies and product mix. Operating margin improved to 14.6% compared to 12.5% in the prior-year period.

•	Adjusted EBITDA[7] of $13.7 million, up 19.7% from $11.5 million last year.

Performance Materials

The Performance Materials segment consists of the pipeline performance business and the wood treating chemicals business.

Performance Materials	Third Quarter	Third Quarter	Nine Months	Nine Months
Dollars in thousands	Fiscal 2018	Fiscal 2017	Fiscal 2018	Fiscal 2017
	As Reported	As Reported	As Reported	As Reported
	(GAAP)	(GAAP)	(GAAP)	(GAAP)
Net sales	$43,978	$13,475	$120,761	$32,353
Operating income	16,041	4,224	40,435	10,927
Operating margin	36.5%	31.4%	33.5%	33.8%

For the third fiscal quarter, the Performance Materials segment reported:

•

Sales of $44.0 million versus $13.5 million in the same period a year ago. Sales growth reflected the contribution from Flowchem, as well as product volume growth in both industrial lubricants and wood treating chemicals.

7 Non-U.S. GAAP measure. See Tables 1 and 1A for reconciliation.

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG

•

Operating income of $16.0 million compared to $4.2 million last year. The increase in operating income reflected the contribution from Flowchem, as well as product volume growth in both industrial lubricants and wood treating chemicals. Segment operating margins were 36.5%, compared to 31.4% in the third quarter of 2017, due to the contribution from Flowchem, as well as product volume growth in both industrial lubricants and wood treating chemicals.

•	Adjusted EBITDA[8] of $20.2 million versus $4.8 million last year.

Fiscal 2018 Outlook

•	Sales: We increase our fiscal 2018 consolidated net sales forecast to $455-465 million, from our prior guidance of $445-455 million.
•

Adjusted EBITDA: We increase our adjusted EBITDA forecast to $118-120 million, from our prior guidance of $114-118 million, reflecting stronger growth expectations in both our electronic chemicals and performance materials segments. Our revised fiscal 2018 adjusted EBITDA forecast includes approximately $8.0 million in stock-based compensation expense, unchanged from our prior estimate.

•	Depreciation and Amortization: Depreciation and amortization expense is forecast to be approximately $30 million.
•	Capital Expenditures: Capital expenditures are forecast to be approximately $25 million, down from our prior estimate of approximately $29 million.

With respect to the Company’s full year guidance of Adjusted EBITDA, the Company is not able to provide a reconciliation of these fiscal 2018 non-GAAP financial measures to the most comparable GAAP measure without unreasonable efforts; certain items that are included have not yet occurred and cannot be reasonably predicted, and, accordingly, the probable significance of such items cannot be determined at this time. The most comparable GAAP measure and reconciling information that is unavailable, or not reasonably predictable, would include restructuring and realignment charges and acquisition and integration-related expenses.

Conference call

Date: Monday June 11, 2018

Time: 5:00 p.m. ET

Dial in: 844-316-8066 or 703-736-7353

Conference ID: 1685029

The conference call will be webcast live via the “Investors” section of the Company’s website at http://kmgchemicals.com.

8 Non-U.S. GAAP measure. See Tables 1 and 1A for reconciliation.

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG

If you are unable to listen live, the conference call will be archived on the KMG website. A telephone replay of the call will also be available for one week, starting at 8:00 p.m. ET on June 11, 2018. To access the call, dial 855-859-2056 (domestic) or 404-537-3406 (international) using conference ID 1685029.

About KMG

KMG Chemicals, Inc., through its subsidiaries, produces and distributes specialty chemicals and performance materials for the semiconductor, industrial wood preservation and pipeline and energy markets. For more information, visit the Company's website at http://kmgchemicals.com.

The information in this news release includes certain forward-looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements as to the future performance of the company. Although the company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, product development acceptance, the impact of competitive services and pricing and general economic risks and uncertainties.

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

(In thousands, except for per share amounts)

	Three Months Ended		Nine Months Ended
	April 30,		April 30,
	2018	2017	2018	2017
Net sales	$118,647	$81,616	$343,162	$237,182
Cost of sales	68,156	49,106	196,936	143,787
Gross profit	50,491	32,510	146,226	93,395

Distribution expenses	9,070	9,457	27,192	28,329
Selling, general and administrative expenses	13,601	13,008	41,939	36,241
Amortization of intangible assets	3,867	608	11,263	1,668
Restructuring charges	−	70	69	70
Operating income	23,953	9,367	65,763	27,087
Other (expense) income
Interest expense, net	(4,153)	(301)	(17,333)	(650)
Loss on the extinguishment of debt	(277)	−	(6,368)	−
Derivative fair value gain	1,365	−	5,238	−
Other, net	(200)	144	(977)	88
Total other (expense) income, net	(3,265)	(157)	(19,440)	(562)

Income before income taxes	20,688	9,210	46,323	26,525
Provision for income taxes	(5,043)	(3,143)	509	(8,232)
Net income	$15,645	$6,067	$46,832	$18,293
Earnings per share:
Net income per common share basic	$1.01	$0.51	$3.24	$1.54
Net income per common share diluted	$0.98	$0.49	$3.16	$1.50
Weighted average shares outstanding:
Basic	15,505	11,888	14,439	11,884
Diluted	15,905	12,303	14,814	12,236

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG

KMG CHEMICALS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except for share and per share amounts)

	April 30,	July 31,
	2018	2017
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$21,818	$20,708
Accounts receivable
Trade, net of allowances of $235 at April 30, 2018 and $263 at July 31, 2017	59,422	51,168
Other	7,176	6,168
Inventories, net	54,087	46,482
Prepaid expenses and other	4,305	8,617
Total current assets	146,808	133,143

Property, plant and equipment, net	114,640	105,435
Goodwill	227,797	224,391
Intangible assets, net	303,318	320,401
Other assets, net	12,744	9,061
Total assets	$805,307	$792,431

Liabilities & stockholders’ equity
Current liabilities
Accounts payable	$37,907	$29,570
Accrued liabilities	10,884	12,456
Employee incentive accrual	5,574	7,713
Current portion of long-term debt	−	3,167
Total current liabilities	54,365	52,906

Long-term debt	323,550	523,102
Deferred tax liabilities	23,243	37,944
Other long-term liabilities	5,446	4,763
Total liabilities	406,604	618,715

Commitments and contingencies

Stockholders’ equity
Preferred stock, $.01 par value, 10,000,000 shares authorized, none issued	−	−
Common stock, $.01 par value, 40,000,000 shares authorized, 15,505,350 shares issued and outstanding at April 30, 2018 and 11,889,649 shares issued and outstanding at July 31, 2017	155	119
Additional paid-in capital	220,094	42,535
Accumulated other comprehensive loss	(7,864)	(9,712)
Retained earnings	186,318	140,774
Total stockholders’ equity	398,703	173,716
Total liabilities and stockholders’ equity	$805,307	$792,431

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG

KMG CHEMICALS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(In thousands)

	Nine Months Ended
	April 30,
	2018	2017
Cash flows from operating activities
Net income	$46,832	$18,293
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	22,359	10,864
Loss on extinguishment of debt	6,368	−
Stock-based compensation expense	5,687	4,280
Amortization of debt discounts and financing costs included in interest expense	1,124	125
Debt repricing transaction costs	607	−
Deferred income tax benefit	(9,097)	(1,189)
Derivative fair value gain	(5,238)	−
Other	(65)	(935)
Changes in operating assets and liabilities
Accounts receivable — trade	(7,664)	(3,172)
Accounts receivable — other	(50)	2,253
Inventories	(7,238)	606
Other current and noncurrent assets	(715)	(1,062)
Accounts payable	8,194	(1,282)
Accrued liabilities and other	(3,349)	(1,444)
Net cash provided by operating activities	57,755	27,337

Cash flows from investing activities
Additions to property, plant and equipment	(15,527)	(8,586)
Purchase of Sealweld, net of cash acquired	(585)	(16,584)
Other investing activities	(577)	−
Proceeds − insurance claim	−	1,247
Net cash used in investing activities	(16,689)	(23,923)

Cash flows from financing activities
Proceeds from sale of common stock, net of issuance costs	175,669	−
Borrowings under credit facility	−	17,000
Payments under credit facility	−	(18,800)
Principal payments on borrowings on term loan	(210,000)	−
Debt repricing transaction costs	(607)	−
Payment of dividends	(1,288)	(1,066)
Cash payments related to tax withholdings from stock-based awards	(3,729)	(277)
Net cash used in financing activities	(39,955)	(3,143)

Effect of exchange rate changes on cash	(1)	398
Net increase in cash, cash equivalents and restricted cash	1,110	669

Cash, cash equivalents and restricted cash at beginning of period	20,708	13,428
Cash, cash equivalents and restricted cash at end of period	$21,818	$14,097

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG

Reconciliation of GAAP financial measures to non-GAAP financial measures

KMG provides non-GAAP financial information to complement reported GAAP results. KMG believes that analysis of our financial performance would be enhanced by an understanding of the factors underlying that performance and our judgments about the likelihood that particular factors will repeat. We define adjusted EBITDA as earnings from operations before interest, taxes, depreciation, amortization, acquisition and integration expenses, restructuring and realignment charges and other relevant items.

KMG intends to continue to provide certain non-GAAP financial information and the appropriate reconciliation to GAAP in its financial results. As required by SEC rules, the tables below present a reconciliation of our presented non-GAAP measures to the most directly comparable GAAP measures. These non-GAAP measures should be viewed as a supplement to, and not a substitute for, U.S. GAAP measures of performance.

Table 1

RECONCILIATION OF CONSOLIDATED GAAP NET INCOME TO CONSOLIDATED ADJUSTED EBITDA

(in thousands)	Third Quarter Fiscal 2018	Third Quarter Fiscal 2017
Consolidated GAAP net income	$15,645	$6,067
Add back:
Interest expense, net	4,153	301
Income taxes	5,043	3,143
Depreciation & amortization	7,664	3,817
Loss on the extinguishment of debt	277	−
Derivative fair value gain	(1,365)	−
Debt repricing transaction costs	5	−
Acquisition & integration expenses	48	562
Corporate relocation expense	−	2
Restructuring charges, excluding accelerated depreciation	−	70
Consolidated adjusted EBITDA	$31,470	$13,962

(in thousands)	Nine Months Ended April 30, 2018	Nine Months Ended April 30, 2017
Consolidated GAAP net income	$46,832	$18,293
Add back:
Interest expense, net	17,333	650
Income taxes	(509)	8,232
Depreciation & amortization	22,359	10,864
Loss on the extinguishment of debt	6,368	−
Derivative fair value gain	(5,238)	−
Debt repricing transaction costs	607	−
Acquisition & integration expenses	578	1,145
Corporate relocation expense	−	369
Restructuring charges, excluding accelerated depreciation	69	70
Consolidated adjusted EBITDA	$88,399	$39,623

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG

Table 1A

RECONCILIATION OF OPERATING INCOME TO ADJUSTED EBITDA

Note that we do not allocate certain financial statement line items below operating income to our segments; as such, the reconciliations below only reflect the reconciliation of our operating income by segment to our non-GAAP measures.

Third Quarter Fiscal 2018	Electronic	Performance
(in thousands)	Chemicals	Materials	Corporate	Total
Operating Income (Loss)	$10,889	$16,041	$(2,977)	$23,953
Other income (expense)	(33)	(96)	(71)	(200)
Depreciation and amortization	2,864	4,250	550	7,664
Acquisition & integration expenses	—	28	20	48
Debt repricing costs	—	—	5	5
Restructuring charges	—	—	—	—
Adjusted EBITDA	13,720	20,223	(2,473)	31,470
Corporate allocation	3,034	1,964	(4,999)	—
Adjusted EBITDA excl. corporate allocation	$16,754	$22,188	$(7,472)	$31,470

Nine Months Ended April 30, 2018	Electronic	Performance
(in thousands)	Chemicals	Materials	Corporate	Total
Operating Income (Loss)	$34,877	$40,435	$(9,549)	$65,763
Other income (expense)	(616)	(41)	(320)	(977)
Depreciation and amortization	8,418	12,418	1,523	22,359
Acquisition & integration expenses	—	125	453	578
Debt repricing transaction costs	—	—	607	607
Restructuring charges	69	—	—	69
Adjusted EBITDA	42,748	52,937	(7,286)	88,399
Corporate allocation	9,103	5,893	(14,997)	—
Adjusted EBITDA excl. corporate allocation	$51,851	$58,831	$(22,283)	$88,399

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG

Third Quarter Fiscal 2017	Electronic	Performance
(in thousands)	Chemicals	Materials	Corporate	Total
Operating Income (Loss)	$8,509	$4,224	$(3,366)	$9,367
Other income (expense)	99	33	12	144
Depreciation and amortization	2,857	549	411	3,817
Acquisition & integration expenses	—	—	562	562
Restructuring charges	—	—	70	70
Corporate relocation expense	—	—	2	2
Adjusted EBITDA	11,465	4,806	(2,309)	13,962
Corporate allocation	3,329	842	(4,171)	—
Adjusted EBITDA excl. corporate allocation	$14,794	$5,648	$(6,480)	$13,962

Nine Months Ended April 30, 2017	Electronic	Performance
(in thousands)	Chemicals	Materials	Corporate	Total
Operating Income (Loss)	$26,153	$10,927	$(9,993)	$27,087
Other income (expense)	(88)	66	110	88
Depreciation and amortization	8,502	1,121	1,241	10,864
Acquisition & integration expenses	—	—	1,145	1,145
Restructuring charges	—	—	70	70
Corporate relocation expense	—	—	369	369
Adjusted EBITDA	34,567	12,114	(7,058)	39,623
Corporate allocation	9,987	2,527	(12,514)	—
Adjusted EBITDA excl. corporate allocation	$44,554	$14,641	$(19,572)	$39,623

Table 2

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME AND ADJUSTED DILUTED EARNINGS PER SHARE

(in thousands)

	Three Months Ended
	April 30,
	2018	2017
Net income	$15,645	$6,067
Items impacting pre-tax income:
Impact of the Tax Cuts and Jobs Act	−	−
Acquisition & integration expenses	48	562
Corporate relocation expense	−	2
Restructuring charges	−	70
Derivative fair value gain	(1,365)	−
Amortization of Flowchem intangible assets	3,224	−
Loss on the extinguishment of debt	277	−
Debt repricing transaction costs	5	−
Amortization of debt discounts and financing costs	296	−
Income taxes*	(671)	(222)
Adjusted net income**	$17,459	$6,479
Adjusted diluted earnings per share**	$1.10	$0.53
Weighted average diluted shares outstanding	15,905	12,303

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG

	Nine Months Ended
	April 30,
	2018	2017
Net income	$46,832	$18,293
Items impacting pre-tax income:
Impact of the Tax Cuts and Jobs Act	(11,005)	−
Acquisition & integration expenses	578	1,145
Corporate relocation expense	−	369
Restructuring charges	69	70
Derivative fair value gain	(5,238)	−
Amortization of Flowchem intangible assets	9,339	−
Loss on the extinguishment of debt	6,368	−
Debt repricing transaction costs	607	−
Amortization of debt discounts and financing costs	1,124	−
Income taxes*	(3,469)	(554)
Adjusted net income**	$45,205	$19,323
Adjusted diluted earnings per share**	$3.05	$1.58
Weighted average diluted shares outstanding	14,814	12,236

* For the three and nine months ended April 30, 2018, represents the aggregate tax-effect assuming a 27% tax rate of the items impacting pre-tax income, which is our estimated U.S. statutory federal tax rate for fiscal year 2018 following the Tax Act in December 2017. For the three and nine months ended April 30, 2017, represents the aggregate tax-effect assuming a 35% tax rate of items impacting pre-tax income.

** Adjusted net income and adjusted diluted earnings per share for the first quarter of fiscal 2018, which are included in the nine months ended April 30, 2018, have been adjusted to reflect the assumed 27% tax rate for fiscal year 2018.

Table 2A

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

Third Quarter Fiscal 2018	KMG Chemicals, Inc.
Dollars in thousands, except EPS
	Operating		Net	Diluted Earnings
	Income	Margin	Income	Per Share
GAAP measure	$23,953	20.2%	$15,645	$0.98
Amortization of Flowchem intangible assets	3,224	2.7%	2,354	0.15
Acquisition & integration expenses	48	0.1%	35	0.01
Debt repricing transaction costs	5	0.0%	4	0.00
Derivative fair value gain	—	—	(996)	(0.06)
Amortization of debt discounts and financing costs	—	—	216	0.01
Loss on the extinguishment of debt	—	—	202	0.01
Non-GAAP measure	$27,230	23.0%	$17,459	$1.10

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG

Nine Months Ended April 30, 2018	KMG Chemicals, Inc.
Dollars in thousands, except EPS
	Operating		Net	Diluted Earnings
	Income	Margin	Income	Per Share
GAAP measure	$65,763	19.2%	$46,832	$3.16
Amortization of Flowchem intangible assets	9,339	2.7%	6,817	0.46
Acquisition & integration expenses	578	0.2%	422	0.03
Restructuring charges	69	0.0%	50	0.00
Impact of the Tax Cuts and Jobs Act	—	—	(11,005)	(0.74)
Loss on the extinguishment of debt	—	—	4,649	0.31
Derivative fair value gain	—	—	(3,824)	(0.26)
Amortization of debt discounts and financing costs	—	—	821	0.06
Debt repricing transaction costs	—	—	443	0.03
Non-GAAP measure	$75,749	22.1%	$45,205	$3.05

Third Quarter Fiscal 2017	KMG Chemicals, Inc.
Dollars in thousands, except EPS
	Operating		Net	Diluted Earnings
	Income	Margin	Income	Per Share
GAAP measure	$9,367	11.5%	$6,067	$0.49
Acquisition & integration expenses	562	0.7%	365	0.03
Restructuring & realignment charges	70	0.1%	46	0.01
Corporate relocation expense	2	0.0%	1	0.00
Non-GAAP measure	$10,001	12.3%	$6,479	$0.53

Nine Months Ended April 30, 2017	KMG Chemicals, Inc.
Dollars in thousands, except EPS
	Operating		Net	Diluted Earnings
	Income	Margin	Income	Per Share
GAAP measure	$27,087	11.4%	$18,293	$1.50
Acquisition & integration expenses	1,145	0.5%	744	0.06
Restructuring & realignment charges	70	0.0%	46	0.00
Corporate relocation expense	369	0.2%	240	0.02
Non-GAAP measure	$28,671	12.1%	$19,323	$1.58

KMG Investor Relations

Eric Glover, 817-761-6006

eglover@kmgchemicals.com

Phone: 817.761.6100 ● Fax: 817.720.1043

www.kmgchemicals.com ● NYSE: KMG